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                                                                     Exhibit 1.1


                                2,882,643 SHARES

                               CRM HOLDINGS, LTD.

                                  COMMON STOCK

                               PURCHASE AGREEMENT


                                                               [_________], 2007

COCHRAN CARONIA WALLER SECURITIES LLC
One South Wacker Drive
Suite 2700
Chicago, Illinois  60606

Ladies and Gentlemen:

      The shareholders of CRM Holdings, Ltd., a Bermuda exempted holding company (the "Company") listed on Schedule I hereto (each, a "Selling Shareholder" and, collectively, the "Selling Shareholders") propose, subject to the terms and conditions contained herein, to sell to Cochran Caronia Waller Securities LLC (the "Underwriter") an aggregate of 2,882,643 shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock") of the Company in the respective amounts set forth on Schedule I hereto.

      The Company and each Selling Shareholder hereby confirm their agreement with respect to the sale of the Shares to the Underwriter. Unless otherwise specified herein, or unless the context otherwise requires, references to a "subsidiary of the Company" or "subsidiaries of the Company" shall be deemed to include all of the direct and indirect subsidiaries of the Company.

      1. REGISTRATION STATEMENT AND PROSPECTUS. A registration statement on Form S-1 (File No. 333-139741) with respect to the Shares, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Securities Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). Copies of such registration statement(s) and amendments and each related preliminary prospectus have been delivered to the Underwriter.

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      Promptly after execution of this Agreement, the Company will prepare and file a prospectus pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A of the Rules and Regulations. Each part of such registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date, each part of such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Securities Act, and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) of the Rules and Regulations, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations or any other such prospectus provided to the Underwriter by the Company for use in connection with the offering of the Shares (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations, but not including a "free writing prospectus" as defined in Rule 405 of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) or from and after the time of its first use within the meaning of the Rules and Regulations. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Securities Act and any prospectus subject to completion as described in Rule 430A of the Rules and Regulations. All references in this Agreement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SHAREHOLDERS.

            (a) The Company represents and warrants to, and agrees with, the Underwriter as follows:

                  (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing or the time of first use within the meaning of the Rules and Regulations, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter, specifically for use in the preparation thereof.

                  (ii) As of the time any part of the Registration Statement (or any post effective amendment thereto, including a registration statement (if any) filed pursuant to

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      Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Securities Act) became effective, upon the filing or first use within the meaning of the Rules and Regulations of the Prospectus (or any supplement to the Prospectus) and at the Closing Date and (as hereinafter defined), (A) the Registration Statement and the Prospectus (in each case, as so amended and/or supplemented) complied and will comply in all material respects to the requirements of the Securities Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.

                  (iii) Neither (A) the Issuer General Free Writing Prospectus(es) issued at or prior to the Time of Sale and the Statutory Prospectus, all considered together (collectively, the "Time of Sale Disclosure Package"), nor (B) any individual Issuer Limited-Use Free Writing Prospectus issued at or prior to the Time of Sale, when considered together with the Time of Sale Disclosure Package, includes or included as of the Time of Sale any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement or any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Underwriter, specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

                        (1) "Time of Sale" means [7:30] pm (Eastern time) on the date of this Agreement.

                        (2) "Statutory Prospectus" means the Preliminary Prospectus that is included in the Registration Statement immediately prior to the Time of Sale. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A under the Securities Act shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

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                        (3) "Issuer Free Writing Prospectus" means any "issuer
                        free writing prospectus," as defined in Rule 433 under the Securities Act, relating to the Shares that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act or pursuant to Rule 433(d)(8)(i) under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) under the Securities Act.

                        (4) "Issuer General Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to this Agreement.

                        (5) "Issuer Limited-Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus. The term Issuer Limited-Use Free Writing Prospectus also includes any "road show," as defined in Rule 433 of the Rules and Regulations that is not required to be filed with the Commission pursuant to Rule 433(d)(8)(i).

                  (iv) (A) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Underwriter as described in Section 4(a)(iii)(B), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Underwriter, specifically for use therein.

                        (B) The Company (1) was not at the earliest time after
                  the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Shares Act) of the Shares and (2) at the date hereof, is not an "ineligible issuer," as defined in Rule 405 under the Securities Act, including the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an "excluded issuer" as defined in Rule 164 under the Securities Act.


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                        (C) Each Issuer Free Writing Prospectus satisfied, as of
                  its issue date and at all subsequent times through the completion of the public offer and sale of the Shares, all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act.

                  (v) The financial statements of the Company, together with the related schedules and notes, and the financial statements of Embarcadero Insurance Holdings, Inc. and the related schedules and notes, each as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and fairly present the financial condition of the Company and Embarcadero Insurance Holdings, Inc., respectively, as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, present fairly the information required to be stated therein. No other financial statements, schedules or financial information are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus. To the Company's knowledge, Johnson Lambert & Co., which has expressed its opinion with respect to certain of the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is (A) an independent public accounting firm within the meaning of the Securities Act and the Rules and Regulations and in accordance with the requirements of applicable insurance laws and regulations and the published standards of the National Association of Insurance Commissioners, (B) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act")) and (C) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act. To the Company's knowledge, Deloitte & Touche LLP, which has expressed its opinion with respect to the financial statements and schedules of Embarcadero Insurance Holdings, Inc. filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is an independent public accounting firm with respect to the Company under Rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct. The pro forma information included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus presents fairly the information presented therein, has been prepared in accordance with generally accepted accounting principles and the Commission's rules and guidelines with respect to pro forma information, has been presented on the pro forma basis described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate under the circumstances. Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company's knowledge, future effect on the Company's financial condition, results of


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      operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses.

                  (vi) The statistical and marketing data contained in the Registration Statement, Prospectus and Time of Sale Disclosure Package are based on or derived from sources which the Company believes are reliable.

                  (vii) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation, limited liability company or other entity in good standing (or its equivalent) under the laws of its jurisdiction of organization. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing (or its equivalent) in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify or to be in good standing (or its equivalent) has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (viii) Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus; (A) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions (other than in the ordinary course of business), or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and (B) there has not been any (1) change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options), (2) any material change in the short-term or long-term debt, (3) any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries (other than pursuant to the Company's employee benefit plans described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus) or (4) any material adverse change in the condition (financial or otherwise), business, prospects, property, operations or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change") or any development known to the Company involving a prospective Material Adverse Change.

                  (ix) Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, if determined adversely to the Company, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change.


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                  (x) There are no statutes, regulations, contracts or documents that are required to be described in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so described or filed.

                  (xi) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any statute, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound or to which any of its or its subsidiaries' property is subject, (ii) the Company's or any of its subsidiaries' charter, by-laws, or other organizational documents or (iii) any order, rule, regulation, judgment or decree of any court, arbitrator or federal, state or Bermuda governmental agency, authority or body having jurisdiction over the Company, its subsidiaries, or any of its properties that, in the case of (i) and (iii), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing with, any court or governmental agency, authority or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, except such as may be required under the Securities Act or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement.

                  (xii) All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, and are fully paid and nonassessable, have been issued in compliance with all Bermuda, federal and state securities laws, including Bermuda insurance securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Underwriter), and the holders thereof are not subject to personal liability by reason of being such holders. The capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and in the Prospectus. Except as otherwise disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company. All of the issued and outstanding shares of capital stock, or other ownership interest, of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Company owns, directly or through its subsidiaries, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock or other ownership interests. Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The Company has authorized and outstanding capitalization as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.


                  (xiii) The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, including insurance licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body (including, without limitation, of the insurance regulatory agencies of the various jurisdictions where it conducts its business) except where the failure to hold such has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has made all filings, applications and registrations and given all notices to all governmental or self-regulatory bodies, required for the conduct of its business except where the failure to do so has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect and the Company and each of its subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees except where such invalidity has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that would reasonably be expected to result in the revocation, termination or suspension of any franchises, grants, authorizations, licenses, permits, easements, consents, or certificates that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and no insurance regulatory agency, authority or body has issued, or, to the knowledge of the Company, commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by a subsidiary to the Company.

                  (xiv) The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are disclosed in the Registration Statement, the Time of Sale Disclosure Package and in the Prospectus or such as do not, and would not reasonably be expected to, materially affect the value of such property and do not, in any material respect interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular

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      lease as are not material and as do not and would not be reasonably expected to, in any material respect, interfere with the use made or proposed to be made of such property by the Company or its subsidiaries.

                  (xv) The Company and each of its subsidiaries owns or possesses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, except where failure to so own or possess has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and no name which the Company or any of its subsidiaries uses and no other aspect of the business of the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee.

                  (xvi) Neither the Company nor any of its subsidiaries is (A) in violation of its respective charter, by-laws or other organizational documents or (B) in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance or observance of any term, covenant, obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement, mortgage or any other contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject except for those breaches or defaults which have not and would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

                  (xvii) The Company and its subsidiaries have timely filed all federal, state, local and foreign tax returns required to be filed, which returns are true and correct in all material respects, and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith. There is no pending dispute with any taxing authority relating to any of such returns and the Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 2(a)(v) hereof in respect of all federal, state and foreign income, franchise, premium and other taxes for all periods as to which the tax liability of the Company has not fully been determined.

                  (xviii) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by the

      Company; provided, however, that, except as set forth on Schedule II, the Company has not made and will not make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act, except in accordance with the provisions of
      Section 4(a)(xvi) of this Agreement.

                  (xix) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is included or approved for inclusion on the Nasdaq Global Select Market and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Global Select Market nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the Nasdaq Global Select Market for maintenance of inclusion of the Common Stock thereon.

                  (xx) Other than the subsidiaries of the Company listed in
      Exhibit 21.1 to the Registration Statement, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity other than investments purchased by the Company or its subsidiaries in the ordinary course of their respective businesses.

                  (xxi) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, since the most recent audit of the effectiveness of the Company's internal control over financial reporting, (X) neither the board of directors of the Company nor the audit committee of the board of directors of the Company has been informed of any significant deficiency or any material weakness in the design or operation of the Company's internal control over financial reporting (whether or not remediated), nor any fraud, whether or not material, that involves management or other employees of the Company or its subsidiaries and (Y) there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                  (xxii) The Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (xxiii) The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. The Company has no reason to believe that it will not be able to renew its existing insurance coverage from substantially similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect and the Company has not been denied any insurance coverage which it has sought or for which it has applied.

                  (xxiv) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (xxv) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder.

                  (xxvi) Other than CRM USA Holdings Trust I, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock or from repaying to the Company any loans or advances to such subsidiary from the Company, other than general restrictions and limitations applicable to all insurance companies domiciled in the country or state of organization of Majestic Insurance Company, Twin Bridges (Bermuda) Ltd. or Redhorse Insurance Company Ltd. (each an "Insurance Subsidiary" and, collectively, the "Insurance Subsidiaries"), as applicable, pursuant to applicable law and other than as described in each of Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

                  (xxvii) The Company has received no written comments from the SEC staff regarding its periodic or current reports under the Exchange Act that remain unresolved and have not been disclosed in the Registration Statement, Time of Sale Disclosure Package and Prospectus.

                  (xxviii) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand and any director, officer or shareholder of the Company or any of its subsidiaries, or any member of his or her immediate family, or any customers or suppliers on the other hand, which is required to be described in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus which is not so described in compliance with such requirement and is complete and accurate in all material respects. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any member of their respective immediate families, except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

                  (xxix) To the knowledge of the Company, no change in any laws or regulations is pending which could reasonably be expected to be adopted and if adopted, would reasonably be expected to have, individually or in the aggregate with all such changes, a Material Adverse Effect, except as set forth in or contemplated in each of the Regulation Statement, Time of Sale Disclosure Package and the Prospectus. For the purpose of this paragraph, a law is considered to be "pending" if has been passed by a legislative committee for consideration for adoption by the legislature and if it has been published, and a regulation is considered to be "pending" if has been published for comment by a regulatory agency.

                  (xxx) No insurance agent or producer appointed by any Insurance Subsidiary has ceased selling insurance policies on behalf of such Insurance Subsidiary or has indicated to the Company or any of its subsidiaries an interest in decreasing or ceasing the amount of insurance it sells on behalf of such Insurance Subsidiary or otherwise modifying its relationship with the Company or the Insurance Subsidiaries, other than
      (A) in the normal and ordinary course of business consistent with past practices or (B) that does not and would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

                  (xxxi) Except as disclosed in the Registration Statement, Time of Sale Disclosure Package and Prospectus, all reinsurance treaties and similar arrangements (including placement slips) to which any Insurance Subsidiary is a party are in full force and effect and no Insurance Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except for such violation or default which does not and would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; no Insurance Subsidiary has received any notice from any of the other parties to such treaties or arrangements that such other party intends not to perform such treaty or arrangement and, to the knowledge of the Company and each Insurance Subsidiary, none of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement except (A) to the extent adequately and properly reserved for in the audited historical financial statements of the Company included in the Registration Statement or the Prospectus or (B) to the extent that such nonperformance does not and would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and no Insurance Subsidiary has received any notice from any of the other parties to such treaties or arrangements that such other party intends to terminate such treaty or arrangements except to the extent that such termination would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

                  (xxxii) Except as disclosed in each of the Registration Statement, Time of Sale Disclosure Package and the Prospectus, the Company and its Insurance Subsidiaries have made no material change in their insurance reserving practices since December 31, 2005.

                  (xxxiii) The reserves reflected on the statutory statements of each Insurance Subsidiary, as of the dates specified in such statements,
      (A) were computed in
      accordance with currently accepted actuarial standards consistently applied and are fairly stated, in accordance with sound actuarial principles; (B) met the requirements of the applicable insurance laws, rules and regulations of the State of California and Bermuda, as applicable, and are at least as great as the minimum aggregate amounts required by applicable law; and (C) included provision for all actuarial reserves and related statement items which should be established.

                  (xxxiv) The statutory financial statements of the Insurance Subsidiaries are prepared for each relevant period in conformity with applicable statutory accounting principles or practices required or permitted by the National Association of Insurance Commissioners or applicable Bermuda statutes and by the appropriate insurance department of the jurisdiction of domicile of each Insurance Subsidiary, respectively, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly in all material respects the statutory financial position of each Insurance Subsidiary as of the dates thereof, and the statutory basis results of operations of each Insurance Subsidiary for the periods covered thereby.

                  (xxxv) No transaction has occurred between or among the Company and any of its officers or directors or beneficial owners of 5% or more of the Company's outstanding Common Stock (the "5% Shareholders") or any affiliate or affiliates of any such officer or director or 5% Shareholders that is required to be described in and is not described in the Registration Statement, Time of Sale Disclosure Package and the Prospectus.

                  (xxxvi) To the knowledge of the Company, there are no affiliations or associations between any member of the National Association of Securities Dealers, Inc. and any of the Company's officers, directors or 5% Shareholders except as set forth in the Registration Statement, Time of Sale Disclosure Package or Prospectus.

                  (xxxvii) The Company and each subsidiary is in compliance in all material respects with all currently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called "ERISA"); with respect to each "employee benefit plan" (as defined in
      Section 3(3) of ERISA), the Company and each subsidiary is in compliance in all material respects with all currently applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), including the regulations and published interpretations thereunder; to the knowledge of the Company, no "reportable event" (as defined in Section 4043 of ERISA) has occurred with respect to any "pension plan" (as defined in Section 3(2) of ERISA) for which the Company or any subsidiary would have any liability; neither the Company nor any subsidiary has incurred, and does not expect to incur, liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code; and each "pension plan" sponsored by the Company or any subsidiary that is intended to be qualified under Section 401(a) of the Code has received a favorable letter of determination from the Internal Revenue Service as to its qualified status within the last three years, and nothing has occurred, to Company's knowledge, since such date, whether by action or failure to act, that would reasonably be expected to cause the loss of such qualification.

                  (xxxviii) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. "FCPA" means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary in his/her capacity as an employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or in an amount or of the character required to be disclosed in the Registration Statement, Time of Sale Disclosure Package or Prospectus.

                  (xxxix) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

                  (xl) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury ("OFAC").

                  (xli) The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the Company's chief executive officer and the chief financial officer by others within those entities to allow timely decisions regarding disclosures and are effective to perform the functions for which they were established. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

                  (xlii) Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and Prospectus, neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any governmental or self-regulatory agency, authority or body that currently relates to or restricts in any material respect their business or that in any manner relates to their capital and surplus adequacy (including, but not limited to, any calculation or ratio relating to the "risk-based capital," of any Insurance Subsidiary as contemplated under corresponding guidance published by the National Association of Insurance Commissioners or applicable Bermuda statutes or regulations) or their management, other than the agreement by and between CRM and the Workers' Compensation Board of the State of New York, dated December 15, 2005, which agreement, in the reasonable judgment of the Company, is not expected to result in a Material Adverse Effect, nor has the Company or any of its subsidiaries been advised by any governmental or self-regulatory agency, authority or body that it is considering issuing or requesting any such agreement; there is no unresolved violation, criticism or exception by any governmental or self-regulatory agency, authority or body with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries except which does not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (xliii) Except for the Public Entities Trust of New York or as set forth in the Registration Statement, Time of Sale Disclosure Package and Prospectus, each of the self-insured groups managed by Compensation Risk Managers, L.L.C. or Compensation Risk Managers of California, LLC, as the case may be, on the date hereof are in full compliance with all laws, statutes or any order, rule or regulation of any applicable governmental or regulatory agency, authority or body, except where the failure to so comply has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, assets, current or future combined or consolidated financial position, business prospects, shareholders' equity or results of operations of such self-insured group and in the aggregate such failures to so comply by all of the self-insured groups (including the Public Entities Trust of New York) would not have a Material Adverse Effect. Each of such self-insured groups was duly formed and is validly existing under the laws of the state in which it was formed and none of such self-insured groups, other than the Public Entities Trust of New York or as set forth in the Registration Statement, Time of Sale Disclosure Package and Prospectus, is currently deemed to be "underfunded" as determined by the New York Workers' Compensation Board or the California Department of Industrial Relations, as applicable, except as disclosed in the Registration Statement, Time of Sale Disclosure Package and Prospectus.

                  (xliv) Based upon and subject to the assumptions and qualifications set forth in the Prospectus under the heading "Certain U.S. Federal Income Tax Considerations" and "Risk Factors," the Company has no reason to believe that the Company or any of its subsidiaries is, or upon the sale of the Shares herein contemplated will be, (A) a "passive foreign investment company" as defined in Section 1297(a) of the Code, (B) a "controlled foreign corporation" as defined in Section 957 of the Code,
      (C) except for the Company's subsidiaries that are domiciled in the United States, considered to be engaged in a trade or business within the United States for purposes of Section 864(b) of the Code or (D) characterized as a "personal holding company" as defined in Section 542 of the Code; and neither the Company or any of its subsidiaries has taken, or has a plan or intention to take, directly or indirectly, any action that would or would be reasonably expected to cause or result in any shareholder of the Company having "related party insurance income" inclusions for U.S. federal income tax purposes as a result of being a shareholder of the Company.

            (b) Martin D. Rakoff, a Selling Shareholder ("Rakoff") represents and warrants to, and agrees with, the Underwriter as follows:

                  (i) Rakoff is the sole record and beneficial owner of, and has, and on the Closing Date will have, valid title to the Shares to be sold by Rakoff, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances. If delivery of the Shares is made by credit through full fast transfer to the accounts at The Depository Trust Company ("DTC") designated by the Underwriter, and assuming that the Uniform Commercial Code ("UCC") as in effect in the State of New York is applicable to the sale of the Shares, upon payment for the Shares to be sold by Rakoff as provided herein, delivery of such Shares, as directed by the Underwriter, to Cede & Co. ("Cede") or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee on the Company's share registry in accordance with the Company's memorandum of association, bye-laws and applicable law and as required by Section 8-401 of the UCC and an indication from DTC by book entry that the Shares being purchased by or on behalf of the Underwriter have been credited to "securities accounts" (as defined in Section 8-501 of the UCC) of the Underwriter with DTC (assuming that neither DTC nor the Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the UCC) to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC as in effect in the State of New York, (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid "security entitlement" (as defined in Section 8-102 of the UCC) to the Shares being so purchased by or on behalf of the Underwriter, and, to the extent governed by the UCC, no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares (or security entitlement with respect thereto) may properly be asserted against the Underwriter with respect to such security entitlement; it being understood that for the purpose of this representation and warranty, Rakoff may assume that when such payment, delivery, registration and crediting occur, (x) Cede or such other nominee is not a "securities intermediary" (as defined in Section 8-102 of the UCC), (y) registration of such Shares in the name of Cede or another nominee designated by DTC is effective to register such Shares in the name of DTC for purposes of Section 8-106(b)(2) of the UCC, and (z) DTC is a "clearing corporation" (as defined in Section 8-102 of the UCC). Rakoff is selling the Shares to be sold by him for his own account and is not selling such Shares, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by Rakoff will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement, the Time of Sale Disclosure Package and Prospectus.

                  (ii) Rakoff has duly authorized, executed and delivered a Custody Agreement ("Custody Agreement"), which Custody Agreement is a valid and binding obligation of Rakoff, to Computershare Shareholder Services, Inc., as Custodian (the "Custodian"); pursuant to the Custody Agreement Rakoff has placed in custody with the Custodian, for delivery under this Agreement, the Shares to be sold by Rakoff; and all action required to be taken by Rakoff to validly transfer title of such Shares, to the Underwriter, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever, has been taken.

                  (iii) Rakoff has the power and authority to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by Rakoff.

                  (iv) This Agreement and the Custody Agreement have each been duly executed and delivered by Rakoff and constitutes a valid and binding agreement of Rakoff, enforceable in accordance with its terms, except as rights to indemnity or contribution hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution and delivery of this Agreement, and the Custody Agreement and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material agreement or instrument to which Rakoff is a party or by which Rakoff is bound, or any law, regulation, order or decree applicable to Rakoff except where any such breach or violation would not, individually or in the aggregate, prevent Rakoff's ability to meet his obligations under this Agreement or the Custody Agreement; no consent, approval, authorization or order of, or filing with, any court or governmental agency, authority or body is required for the execution, delivery and performance by Rakoff of this Agreement, or the Custody Agreement or for the consummation by Rakoff of the transactions contemplated hereby or thereby, including the sale of the Shares being sold by Rakoff, except such as may be required under the Securities Act or state securities laws or blue sky laws.

                  (v) Rakoff does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except as disclosed in the Registration Statement.

                  (vi) Rakoff has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by Rakoff; provided, however, that Rakoff has not made nor will make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act except a Permitted Free Writing Prospectus authorized by the Company and the Underwriter for distribution in accordance with the provisions of Section 4(a)(xvi) hereof.

                  (vii) Other than as contemplated by this Agreement and except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there is no broker, finder or other party that is entitled to receive from Rakoff any brokerage or finder's fee or any other fee (other than fees of counsel), commission or payment as a result of the transactions contemplated by this Agreement.

                  (viii) The information specifically relating to Rakoff in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, in each case under the caption "Selling Shareholders," does not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading regarding Rakoff.

                  (ix) Rakoff is not prompted to sell the Shares to be sold by Rakoff hereunder by any material adverse information concerning the Company or any subsidiary of the Company which is not set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

            (c) Each Selling Shareholder, other than Rakoff, represents and warrants to, and agrees with, the Underwriter as follows:

                  (i) Such Selling Shareholder is the sole record and beneficial owner of, and has, and on the Closing Date will have, valid title to the Shares to be sold by such Selling Shareholder, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances. If delivery of the Shares is made by credit through full fast transfer to the accounts at DTC designated by the Underwriter, and assuming that the UCC as in effect in the State of New York is applicable to the sale of the Shares, upon payment for the Shares to be sold by such Selling Shareholder as provided herein, delivery of such Shares, as directed by the Underwriter, to Cede or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee on the Company's share registry in accordance with the Company's memorandum of association, bye-laws and applicable law and as required by Section 8-401 of the UCC and an indication from DTC by book entry that the

      Shares being purchased by or on behalf of the Underwriter have been credited to "securities accounts" (as defined in Section 8-501 of the UCC) of the Underwriter with DTC (assuming that neither DTC nor the Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the UCC) to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC as in effect in the State of New York, (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid "security entitlement" (as defined in Section 8-102 of the UCC) to the Shares being so purchased by or on behalf of the Underwriter, and, to the extent governed by the UCC, no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares (or security entitlement with respect thereto) may properly be asserted against the Underwriter with respect to such security entitlement; it being understood that for the purpose of this representation and warranty, such Selling Shareholder may assume that when such payment, delivery, registration and crediting occur, (x) Cede or such other nominee is not a "securities intermediary" (as defined in Section 8-102 of the UCC), (y) registration of such Shares in the name of Cede or another nominee designated by DTC is effective to register such Shares in the name of DTC for purposes of Section 8-106(b)(2) of the UCC, and (z) DTC is a "clearing corporation" (as defined in Section 8-102 of the UCC). Such Selling Shareholder is selling the Shares to be sold by such Selling Shareholder for such Selling Shareholder's own account and is not selling such Shares, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Shareholder will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement, the Time of Sale Disclosure Package and Prospectus.

                  (ii) Such Selling Shareholder has duly authorized, executed and delivered the Custody Agreement, which Custody Agreement is a valid and binding obligation of such Selling Shareholder, to the Custodian; pursuant to the Custody Agreement such Selling Shareholder has placed in custody with the Custodian, for delivery under this Agreement, the Shares to be sold by such Selling Shareholder; the Shares are validly issued, outstanding, fully paid and nonassessable shares of Common Stock; and all action has been taken to validate the transfer of title of such Shares, to the Underwriter, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

                  (iii) Such Selling Shareholder has the power and authority to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

                  (iv) This Agreement and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution and delivery of this Agreement and the Custody Agreement and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or any law, regulation, order or decree applicable to such Selling Shareholder except where any such breach or violation would not, individually or in the aggregate, prevent such Selling Shareholder's ability to meet its obligations under this Agreement and the Custody Agreement; no consent, approval, authorization or order of, or filing with, any court or governmental agency, authority or body is required for the execution, delivery and performance of this Agreement and the Custody Agreement or for the consummation of the transactions contemplated hereby or thereby, including the sale of the Shares being sold by such Selling Shareholder, except such as may be required under the Securities Act or state securities laws or blue sky laws.

                  (v) Such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except as disclosed in the Registration Statement.

                  (vi) Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by such Selling Shareholder; provided, however, that no Selling Shareholder has made or will make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act except a Permitted Free Writing Prospectus authorized by the Company and the Underwriter for distribution in accordance with the provisions of Section 4(a)(xvi) hereof.

                  (vii) Other than as contemplated by this Agreement and except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there is no broker, finder or other party that is entitled to receive from such Selling Shareholder any brokerage or finder's fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

                  (viii) The information specifically relating to such Selling Shareholder in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, in each case under the caption "Selling Shareholders" does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading regarding such Selling Shareholder.

                  (ix) Such Selling Shareholder is not prompted to sell the Shares to be sold by such Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

            (d) Any certificate signed by any officer of the Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby; any certificate signed by or on behalf of a Selling Shareholder and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by such Selling Shareholder to the Underwriter as to the matters covered thereby.

      3.    PURCHASE, SALE AND DELIVERY OF THE SHARES.

            On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Shareholder agrees, severally and not jointly, to sell the number of Shares set forth opposite the name of such Selling Shareholder in Schedule I hereto to the Underwriter, and the Underwriter agrees, jointly and not severally, to purchase from the Selling Shareholders, the Shares. The purchase price for each Share shall be $[___] per share.

            The Shares will be delivered by the Custodian to the Underwriter for the account of the Underwriter against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Custodian, at the offices of Cochran Caronia Waller Securities LLC, One South Wacker Drive, Suite 2700, Chicago, IL 60606, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Shares are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as the Underwriter, Rakoff and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the "Closing Date." If the Underwriter so elect, delivery of the Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Underwriter.

      4.    COVENANTS.

            (a) The Company covenants and agrees with the Underwriter as follows:

                  (i) If the Registration Statement has not already been declared effective by the Commission, the Company will use its reasonable best efforts to cause the Registration Statement and any post effective amendments thereto to become effective as promptly as possible; the Company will notify the Underwriter promptly of the time when the Registration Statement or any post effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed, the receipt of any comments from the Commission with respect to the Registration Statement, Time of Sale Disclosure Package or Prospectus and the receipt of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; the Company will prepare and file a Prospectus containing the information omitted therefrom pursuant to Rule 430A of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Rules and Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and

      Regulations to increase the size of the offering registered under the Securities Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) and the Company will not file any amendment or supplement to the Registration Statement, Time of Sale Disclosure Package or Prospectus to which the Underwriter shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                  (ii) The Company will advise the Underwriter, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b), Rule 433 or Rule 462 were received in a timely manner by the Commission.

                  (iii) (A) Within the time during which a prospectus (or in lieu thereof the notice referred to in Rule 173(a)) relating to the Shares is required to be delivered under the Securities Act, the Company will comply in all material respects with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof, the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriter or counsel to the Underwriter to amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act, the Company will promptly notify the Underwriter and will amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                        (B) If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or will promptly notify the Underwriter and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

                  The Company shall take or cause to be taken all necessary action to qualify the Shares for sale under the securities laws of such jurisdictions as the Underwriter reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Shares, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                  (iv) The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, copies of the Registration Statement (three of which will be signed and will include all consents and exhibits filed therewith), each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriter may from time to time reasonably request.

                  (v) During a period of five years commencing with the date hereof, the Company will furnish to the Underwriter copies of all periodic and special reports furnished to the shareholders of the Company and all information, documents and reports filed with the Commission, the National Association of Securities Dealers, Inc., the Nasdaq Global Select Market or any securities exchange (other than any such information, documents and reports that are filed with the Commission electronically via EDGAR or any successor system).

                  (vi) The Company will make generally available to its securityholders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

                  (vii) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriter of the Shares, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel but, except as otherwise provided below, not including fees of the Underwriter's counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Shares, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, (C) the fees and expenses of any transfer agent or registrar, (D) all filing fees and fees and disbursements of the Underwriter's counsel incident to any required review and approval by the National Association of Shares Dealers, Inc. of the terms of the sale of the Shares, (E) listing fees of the Nasdaq Global Select Market, if any, and (F) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein.

                  (viii) If this Agreement is terminated by the Underwriter pursuant to Section 8(a)(i) or if the sale of the Shares provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriter's obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company agrees to reimburse the Underwriter for all out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriter in connection with their investigation, preparing to market and marketing the Shares or in contemplation of performing their obligations hereunder. The Company shall in no event be liable to the Underwriter for loss of anticipated profits from the transactions covered by this Agreement.

                  (ix) The Company will not, without the prior written consent of the Underwriter, from the date of execution of this Agreement and continuing to and including the date ninety (90) days after the date of the Prospectus (the "Lock-Up Period") offer for sale, sell, contract to sell, pledge, grant any option for the sale of, enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate, or otherwise issue or dispose of, directly or indirectly (or publicly disclose the intention to make any such offer, sale, pledge, grant, issuance or other disposition), any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock other than in accordance with the Company's employee compensation plans described in the Registration Statement, Time of Sale Disclosure Package and Prospectus. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. If (1) during the period that begins on the date that is 18 calendar days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, (a) the Company issues an earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions in this Agreement, unless otherwise waived by the Underwriter in writing, shall continue to apply until the expiration of the date that is 18 calendar days after the date on which (a) the Company issues the earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs. The Company will provide the Underwriter and the Selling Shareholders with prior notice of any such announcement that gives rise to the extension of the Lock-Up Period.

                  (x) The Company has caused to be delivered to the Underwriter prior to the date of this Agreement a letter agreement, substantially in the form of Exhibit A hereto, from each of the Company's directors and officers stating that such person agrees that he or she will not, without the Underwriter's prior written consent, offer for sale, sell, contract to sell or otherwise dispose of, as set forth in such letter, any shares of Common Stock or rights to purchase Common Stock, except to the Underwriter pursuant to this Agreement, for a period of ninety (90) days after commencement of the public offering of the Shares by the Underwriter (each a "Lock-Up Agreement"). The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

                  (xi) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Securities Act which have not been so disclosed in the Registration Statement.

                  (xii) The Company will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (xiii) The Company will file on a timely basis with the Commission such periodic and special reports as required by the Rules and Regulations.

                  (xiv) The Company and its subsidiaries will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its subsidiaries, is made known to them by others within those entities.

                  (xv) The Company and its subsidiaries will comply, in all material respects, with all other applicable provisions of the Sarbanes-Oxley Act.

                  (xvi) The Company represents and agrees that, unless it obtains the prior written consent of the Underwriter, and the Underwriter represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in
      Schedule II. Any such free writing prospectus consented to by the Company and the Underwriter is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

            (b) Each Selling Shareholder, severally and not jointly, covenants and agrees with the Underwriter as follows:

                  (i) Such Selling Shareholder will pay (A) all taxes, if any, on the transfer and sale, respectively, of the Shares being sold by such Selling Shareholder, (B) the fees of such Selling Shareholder's counsel, accountants and other advisors; and (C) if this Agreement is terminated by the Underwriter pursuant to Section 8(a)(ii), (provided that such Selling Shareholder shall have so failed, refused or been unable) or if the sale of the Shares provided for herein is not consummated by reason of any failure, refusal or inability on the part of such Selling Shareholder to perform any agreement on such Selling Shareholder's part to be performed, or because any other condition of the Underwriter's obligations hereunder required to be fulfilled by such Selling Shareholder is not fulfilled, such Selling Shareholder agrees to reimburse the Underwriter for all out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriter in connection with their investigation, preparing to market and marketing the Shares or in contemplation of performing their obligations hereunder. No Selling Shareholder shall in any event be liable to the Underwriter for loss of anticipated profits from the transactions covered by this Agreement.

                  (ii) The Shares to be sold by such Selling Shareholder are subject to the interest of the Underwriter; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement, by any act of such Selling Shareholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Shareholder or by the occurrence of any other event. If such Selling Shareholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Shares hereunder, the Shares in the custody of the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

                  (iii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (iv) Such Selling Shareholder shall promptly, but in any event no later than one (1) day following his becoming aware, notify the Underwriter if he becomes aware of any event, or of any change in the information relating to such Selling Shareholder under the caption "Selling Shareholders" in the Registration Statement, which results in the Registration Statement, Time of Sale Disclosure Package, the Prospectus (as supplemented) or any Issuer Free Writing Prospectus including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (v) Such Selling Shareholder shall deliver to the Underwriter prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

      5. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriter hereunder are subject to the accuracy, as of the date hereof and at the Closing Date (as if made at the Closing Date), of and compliance with all representations, warranties and agreements of the Company and each Selling Shareholder contained herein, to the performance by the Company and each Selling Shareholder of their respective obligations hereunder and to the following additional conditions:

            (a) The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as the Underwriter shall approve and all filings required by Rules 424, 430A and 433 of the Rules and Regulations shall have been timely made, (without reliance on Rule 424(b)(8) or Rule 164(b)); no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with; and the National Association of Securities Dealers, Inc. shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

            (b) Each of the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, does not contain an untrue statement of material fact, or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading.

            (c) Except as contemplated in the Registration Statement, the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given therein, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries (other than in accordance with any employee compensation plan of the Company described in the Registration Statement, Time of Sale Disclosure Package and Prospectus), or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), that, in the Underwriter's reasonable judgment, makes it impractical or inadvisable to offer or deliver the Shares on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus.

            (d) As of the date hereof, A.M. Best Company has assigned a financial strength rating of "A-" (Excellent) to Majestic Insurance Company. On or after the date hereof (i) no downgrading or other negative development shall have occurred in the rating accorded to Majestic Insurance Company's financial strength by A.M. Best Company or any other "nationally recognized statistical rating organization," as that term is defined by the SEC for purposes of Rule 436(g)(2) under the Securities Act (whether or not such negative development has been publicly announced by A.M. Best Company), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of Majestic Insurance Company's financial strength.

            (e) On the Closing Date, there shall have been furnished to the Underwriter the opinion of Kramer, Levin Naftalis & Frankel LLP, counsel for the Company, dated the Closing Date and addressed to the Underwriter, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit B hereto.

            (f) On the Closing Date, there shall have been furnished to the Underwriter the opinion of Appleby Hunter Bailhache, counsel for the Company, dated the Closing Date and addressed to the Underwriter, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit C hereto.

            (g) On the Closing Date, there shall have been furnished to the Underwriter the opinion of Sonnenschein Nath & Rosenthal LLP, special counsel for the Company, dated the Closing Date and addressed to the Underwriter, to the effect set forth on Exhibit D hereto.

            (h) On the Closing Date, there shall have been furnished to the Underwriter the opinion of Morgan, Lewis & Bockius LLP, counsel for Rakoff, dated the Closing Date and addressed to the Underwriter, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit E hereto.

            (i) On the Closing Date, there shall have been furnished to the Underwriter the opinion of Goldenbock Eiseman Assor Bell & Peskoe LLP counsel for the Selling Shareholders, other than Rakoff, dated the Closing Date and addressed to the Underwriter, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit F hereto.

            (j) On Closing Date, there shall have been furnished to the Underwriter, such opinion or opinions from Sidley Austin LLP, counsel for the Underwriter, dated Closing Date and addressed to the Underwriter, with respect to matters as the Underwriter reasonably may request (in rendering such opinion, Sidley Austin LLP may rely as to matters involving the application of the laws of Bermuda on the opinion of Appleby Hunter Bailhache), and such counsel shall have received such papers and information as they request to enable them to pass upon such matters in order to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions herein contained.

            (k) Immediately prior to the execution hereof and on the Closing Date the Underwriter shall have received a letter of Johnson Lambert & Co. dated the Closing Date and addressed to the Underwriter, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to the Underwriter concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on the Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

            (l) Immediately prior to the execution hereof and on the Closing Date the Underwriter shall have received a letter of Deloitte & Touche LLP, dated the Closing Date and addressed to the Underwriter, confirming that they are independent public accountants with respect to the Company under Rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to the Underwriter concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on the Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

            (m) On the Closing Date, there shall have been furnished to the Underwriter a certificate, dated the Closing Date and addressed to the Underwriter, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

                  (i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects as if made at and as of the Closing Date; provided, however, all representation warranties qualified by materiality or references to Material Adverse Change or Material Adverse Effect shall be true and correct in all respects as if made at and as of such Closing Date; and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Shares for offering or sale nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

            (n) On the Closing Date, there shall have been furnished to the Underwriter a certificate, dated the Closing Date and addressed to the Underwriter, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that certain numbers in the Registration Statement are accurate in all material respects (except insofar as such numbers reflect estimated or pro forma information, in which case such numbers shall be management's best estimate or determination as of the Closing Date).

            (o) On the Closing Date, there shall have been furnished to the Underwriter a customary Secretary's certificate, dated the Closing Date and addressed to the Underwriter.

            (p) On the Closing Date, there shall have been furnished to the Underwriter a certificate or certificates, dated the Closing Date and addressed to the Underwriter, signed by each Selling Shareholder to the effect that the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct in all material respects as if made at and as of the Closing Date, and that such Selling Shareholder has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on such Selling Shareholder's part to be performed or satisfied at or prior to the Closing Date.

            (q) The Underwriter shall not have notice of an adverse claim on the Shares within the meaning of Section 8-105 of the Uniform Commercial Code.

            (r) Each Selling Shareholder shall have delivered to the Underwriter a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury department regulations in lieu thereof).

            (s) The Company shall have furnished to the Underwriter and counsel for the Underwriter all of the duly and validly executed letter agreements referred to in Section 4(a)(x) hereof.

            (t) The Company shall have furnished to the Underwriter and the Underwriter's counsel such additional documents, certificates and evidence as the Underwriter or counsel for the Underwriter may have reasonably requested.

            All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter. The Company will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and other documents as the Underwriter shall reasonably request.

      6.    INDEMNIFICATION AND CONTRIBUTION.

            (a) The Company agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities to which the Underwriter may become subject under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430C of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed by the Company pursuant to Rule 433 or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing or in any Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Underwriter, specifically for use in the preparation thereof.

            This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

            (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities to which the Underwriter may become subject under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of such Selling Shareholder), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or in any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder specifically for use in the preparation thereof and included in the Registration Statement under the caption "Selling Shareholders," and will reimburse the Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that in no event shall a Selling Shareholder be liable under the provisions of this
Section 6(b) for any amount in excess of the aggregate amount of proceeds after underwriting commissions and discounts which such Selling Shareholder received from the sale of the Shares pursuant to this Agreement less any amounts such Selling Shareholder otherwise is required to pay as a result of such untrue statement or alleged untrue statement or omission or alleged omission.

            This indemnity agreement shall be in addition to any liabilities which such Selling Shareholder may otherwise have.

            (c) The Underwriter, on a several but not joint basis, agrees to indemnify and hold harmless the Company and the Selling Shareholders against any losses, claims, damages or liabilities to which the Company and the Selling Shareholders may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter, specifically for use in the preparation thereof, and will reimburse the Company and the Selling Shareholders for any legal or other expenses reasonably incurred by the Company or any such Selling Shareholder in connection with investigating or defending against any such loss, claim, damage, liability or action.

            This indemnity agreement shall be in addition to any liabilities which the Underwriter may otherwise have.

            (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party or counsel chosen by the indemnified party, which shall be reasonably acceptable to the indemnifying party, shall have reasonably concluded and advised the indemnified party in writing that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action has been received by the indemnifying party, or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party, then the indemnified party shall have the right to employ separate counsel to represent the indemnified party, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.

            (e) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) of this Section 6, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) of this Section 6, (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Shareholders on the one hand and the Underwriter on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) of this Section 6(e) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 6(e) but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholders on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriter and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. For the avoidance of doubt, it is acknowledged and agreed that the only information supplied by each Selling Shareholder consists of the respective Selling Shareholder Information as defined in Section 6(h). The Company, the Selling Shareholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 6(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6(e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 6(e). Notwithstanding the provisions of this Section 6(e), (x) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (y) no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the aggregate amount of proceeds after underwriting commissions and discounts such Selling Shareholder received from the sale of Shares pursuant to this Agreement exceeds any amount that such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For the avoidance of doubt, no Selling Shareholder shall be required pursuant to this subsection (e) of Section 6 to make any contribution with respect to any losses, claims, damages or liabilities, other than those referred to in subsection (b) of this Section 6 with respect to such Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The obligations of the Company and the Selling Shareholders under this Section 6 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Securities Act; and the obligations of the Underwriter under this Section 6 shall be in addition to any liability that the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or such Selling Shareholder within the meaning of the Securities Act.

           (g) The Underwriter confirms and the Company and each Selling Shareholder each acknowledge that the statements with respect to the public offering of the Shares by the Underwriter set forth in (i) the first, second, third and fourth sentences of the third paragraph, (ii) the fourth paragraph,
(iii) the fifth paragraph and (iv) the eight paragraph, in each case, of the "Underwriting" section of the Registration Statement (the "Underwriter's Information") constitute the only information concerning the Underwriter furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

            (h) Each Selling Shareholder severally confirms that the statements in the Registration Statement under the caption "Selling Shareholders" with respect to the beneficial ownership and number of Shares to be sold by such Selling Shareholder (the "Selling Shareholder Information") are correct and constitute the only information concerning such Selling Shareholder furnished in writing to the Company by such Selling Shareholder specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus. The Company and the Underwriter acknowledge that the Selling Shareholder Information provided by each Selling Shareholder constitutes the only information concerning such Selling Shareholder furnished in writing to the Company by or on behalf of such Selling Shareholder specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

      7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company and each Selling Shareholder herein or in certificates delivered pursuant hereto, and the agreements of the Underwriter, the Company and the Selling Shareholders contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or any Selling Shareholder or any controlling person thereof, and shall survive delivery of, and payment for, the Shares to and by the Underwriter hereunder.

      8.    TERMINATION OF THIS AGREEMENT.

            (a) The Underwriter shall have the right to terminate this Agreement by giving notice to the Company and each Selling Shareholder as hereinafter specified at any time at or prior to the First Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any material agreement on its part to be performed hereunder, (ii) any Selling Shareholder shall have failed, refused or been unable, at or prior to the Closing Date, to perform any material agreement on its part to be performed hereunder, (iii) any other material condition of the Underwriter's obligations hereunder is not fulfilled, (iv) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq Global Select Market or trading in securities generally on the Nasdaq Global Select Market, New York Stock Exchange or the American Stock Exchange shall have been suspended, (v) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Nasdaq Global Select Market, New York Stock Exchange or the

American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (vi) a banking moratorium shall have been declared by federal or state authorities, or (vii) there shall have occurred any attack on, outbreak or escalation of hostilities between the United States and any foreign or terrorist organization or any declaration by the United States of a national emergency or war, or any change in financial markets or any calamity or crisis that, in the Underwriter's reasonable judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(vii) and 4(a)(viii), Section 4(b)(i) and
Section 6 hereof shall at all times be effective.

            (b) If the Underwriter elects to terminate this Agreement as provided in this Section 8, the Company and each Selling Shareholder, or the Selling Shareholders' Attorney-in-Fact, shall be notified promptly by the Underwriter by telephone, confirmed by letter.

      9. DEFAULT BY A SELLING SHAREHOLDER. If a Selling Shareholder shall fail at the Closing Date to sell and deliver the number of Shares which such Selling Shareholder is obligated to sell hereunder, then the Underwriter may at the Underwriter's option, by notice from the Underwriter to the Company and the other Selling Shareholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party or (b) elect to purchase the Shares which the non-defaulting Selling Shareholders have agreed to sell hereunder.

      In the event of a default by the a Selling Shareholder as referred to in this Section 9, either the Underwriter or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, in the Time of Sale Disclosure Package or in the Prospectus or in any other documents or arrangements.

      No action taken pursuant to this Section 9 shall relieve the defaulting Selling Shareholder from liability, if any, in respect of such default.

      10. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriter, shall be mailed, delivered or telecopied to Cochran Caronia Waller Securities LLC, One South Wacker Drive, Suite 2700, Chicago, IL 60606, Attention: General Counsel (telecopy no. [________]); if to the Company, shall be mailed, delivered or telecopied to it at P.O. Box HM 2062, Hamilton HM HX, Bermuda, Attention: Louis Viglotti; if to the Selling Shareholders other than Rakoff, at the address set forth in the Custody Agreement, if to Rakoff, to the address set forth in the Custody Agreement or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

      11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Shares from the Underwriter.

      12. ABSENCE OF FIDUCIARY RELATIONSHIP. The Company and each Selling Shareholder acknowledges and agrees that: (a) the Underwriter has been retained solely to act as an underwriter in connection with the sale of the Shares and that no fiduciary, advisory or agency relationship between the Company or any Selling Shareholder and the Underwriter has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriter have advised or is advising the Company or any Selling Shareholder on other matters; (b) the price and other terms of the Shares set forth in this Agreement were established by the Company and the Selling Shareholders following discussions and arms-length negotiations with the Underwriter and each of the Selling Shareholders and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Underwriter and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and the Selling Shareholders and that the Underwriter has no obligation to disclose such interest and transactions to the Company or the Selling Shareholders by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Underwriter is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Underwriter, and not on behalf of the Company or any Selling Shareholder; and (e) it waives to the fullest extent permitted by law, any claims it may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Underwriter shall have no liability (whether direct or indirect) to the Company or any Selling Shareholder in respect of such a fiduciary duty claim on behalf of or in right of the Company or any Selling Shareholder, including shareholders, employees or creditors of the Company or creditors of any Selling Shareholder.

      13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      14. SERVICE OF PROCESS. By the execution and delivery of this Agreement, the Company hereby designates and appoints Louis J. Viglotti, Esq. as the authorized agent of the Company upon whom process may be served in any suit, proceeding or other action against the Company instituted by the Underwriter, by any person controlling the Underwriter, by any Selling Shareholder or any person controlling a Selling Shareholder as to which the Underwriter or Selling Shareholder or any such controlling person is a party and based upon this Agreement, or in any other action against the Company in any federal or state court sitting in the County of New York, arising out of the offering made by the Prospectus or any purchase or sale of Shares in connection therewith. The Company, on behalf of itself and each of the subsidiaries, and each Selling Shareholder expressly accepts the exclusive jurisdiction of any such court in respect of any such suit, proceeding or other action and, without limiting other methods of obtaining jurisdiction, expressly submit to exclusive personal jurisdiction of any such court in respect of any such suit, proceeding or other action. Such designation and appointment shall be irrevocable, unless and until a successor authorized agent in the County and State of New York reasonably acceptable to the Underwriter shall have been appointed by the Company, such successor shall have accepted such appointment and written notice thereof shall have been given to the Underwriter. The Company further agrees that service of process upon its authorized agent or successor shall be deemed in every respect personal service of process upon the Company in any such suit, proceeding or other action. In the event that service of any process or notice of motion or other application to any such court in connection with any such motion in connection with any such action or proceeding cannot be made in the manner described above, such service may be made in the manner set forth in conformance with the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents on Civil and Commercial Matters or any successor convention or treaty. The Company and each of the Selling Shareholders hereby irrevocably waives any objection that they may have or hereafter have to the laying of venue of any such action or proceeding arising out of or based on the Shares, or this Agreement or otherwise relating to the offering, issuance and sale of the Shares in any federal or state court sitting in the County of New York and hereby further irrevocably waives any claim that any such action or proceeding in any such court has been brought in an inconvenient forum. The Company, and each of the Selling Shareholders agrees that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding arising out of the sale of the Shares or this Agreement rendered by any such federal court or state court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing contained in this Agreement shall affect or limit the right of the Underwriter to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Underwriter to bring any action or proceeding against the Company or any of the Selling Shareholders or any of their respective property in the courts of any other jurisdiction. The Company further agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designations and appointments or such substitute designations and appointments in full force and effect.

      15. COUNTERPARTS. This Agreement may be executed by facsimile signature and in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.


                            [Signature Page Follows]

            Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, each of the Selling Shareholders and the Underwriter in accordance with its terms.

                                            CRM HOLDINGS, LTD.


                                            By
                                               ---------------------------------
                                               Name:
                                               Title:


                                            SELLING SHAREHOLDERS



                                            ------------------------------------
                                               Martin D. Rakoff


                                            ------------------------------------
                                               Anthony Bottini, Jr.


                                            ------------------------------------
                                               Brian L. Bottini, Sr.


                                            ------------------------------------
                                               Mark Bottini


                                            ------------------------------------
                                               Dominick Diaferia


Confirmed as of the date first
above mentioned.

COCHRAN CARONIA WALLER SECURITIES LLC


By:
      -------------------------------
      Name:
      Title: